UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022 (May 19, 2022)

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact name of Registrant as specified in its charter)

Delaware	001-35377	20-1647837
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

811 Main St., Suite 3400

Houston, TX 77002

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (832) 519-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On May 25, 2022, Crestwood Midstream Partners LP, a Delaware limited partnership (the “LP Buyer” or “CMLP”) and wholly owned subsidiary of Crestwood Equity Partners LP, a Delaware limited partnership (the “Partnership”), and Crestwood Sendero GP LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (the “GP Buyer” and together with the LP Buyer, the “Buyers”) entered into a Purchase Agreement (the “Purchase Agreement”), by and among (i) the Buyers, (ii) the Partnership, as the guarantor and indirect owner of the Buyers, (iii) Sendero Midstream Partners, LP, a Delaware limited partnership (“Sendero Midstream”), (iv) Energy Capital Partners III, LP, a Delaware limited partnership (“ECP III”), (v) Energy Capital Partners III-A, LP, a Delaware limited partnership (“ECP III-A”), (vi) Energy Capital Partners III-B (Sendero IP), LP, a Delaware limited partnership (“ECP III-B”), (vii) Energy Capital Partners III-C (Sendero IP), LP, a Delaware limited partnership (“ECP III-C”), (viii) Carlsbad Co-Invest, LP, a Delaware limited partnership (“Carlsbad CIV”), (ix) ECP III (Sendero Co-Invest) Corp, a Delaware corporation (“ECP III CIV”), (x) Sendero Midstream Management, LLC, a Delaware limited liability company (“Sendero Management” and, together with ECP III, ECP III-A, ECP III-B, ECP III-C, Carlsbad CIV, ECP III CIV, the “LP Interest Sellers”) and (xi) Sendero Midstream GP, LLC, a Delaware limited liability company and the general partner of Sendero Midstream (“SMGP”).

Pursuant to the Purchase Agreement, the LP Buyer will acquire all of the outstanding limited partner interests in Sendero Midstream from the LP Interest Sellers and the GP Buyer will acquire all of the outstanding general partner interests in Sendero Midstream from SMGP (such transactions, the “Sendero Transaction”) in exchange for an aggregate base purchase price of $600.0 million, subject to certain adjustments contemplated by the Purchase Agreement. The purchase price will be funded using a combination of (i) cash from borrowings under the LP Buyer’s revolving credit facility and (ii) cash from the Barnett Divestiture (as defined in Section 2.06 of this Current Report on Form 8-K).

The Purchase Agreement includes certain representations, warranties, and covenant provisions customary for transactions of this nature. The consummation of the closing of the Sendero Transaction (the “Sendero Closing”) is subject to, among other specified closing conditions, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Sendero Closing is also subject to other customary closing conditions, including, subject to certain materiality exceptions, the accuracy of each party’s representations and warranties and each party’s compliance with its obligations and covenants under the Purchase Agreement.

The Purchase Agreement may be terminated under certain customary circumstances, including, mutual agreement of the parties and certain uncured breaches, as well as if the Sendero Closing does not occur on or before September 22, 2022, subject to possible extension.

The Partnership is a party to the Purchase Agreement to guarantee certain obligations of the Buyers under the Purchase Agreement. The Partnership’s obligations under its guaranty are customary for this type of agreement.

The summary of the Purchase Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 2.1 and is incorporated into this Item 1.01 by reference.

Item 2.06.	Material Impairments.

On May 19, 2022, CMLP entered into a definitive agreement to divest its legacy, non-core Barnett Shale assets to EnLink Midstream Operating, LP, for $275 million of cash, subject to certain adjustments (the “Barnett Divestiture”). The Barnett Divestiture contemplates CMLP’s sale of the Alliance System, the Lake Arlington System and the Cowtown System. CMLP will utilize the cash proceeds from the Barnett Divestiture to fund the cash consideration for the Sendero Transaction. CMLP anticipates that the proceeds from the sale will be less than its historical book value in the assets, and on May 25, 2022, CMLP concluded that the sale will result in a loss on long-lived assets of approximately $50 million to $60 million. We do not expect this loss to result in any cash expenditures.

Item 7.01.	Regulation FD Disclosure.

Also, on May 25, 2022, the Partnership issued a press release announcing, among other things, the Sendero Transaction and entry into the Purchase Agreement and the Barnett Divestiture. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01.	Other Events.

The information set forth under and/or incorporated by reference into Item 2.06 above is incorporated hereunder by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Equity Purchase Agreement, dated as of May 25, 2022, by and among Sendero Midstream Partners, LP, Energy Capital Partners III, LP, Energy Capital Partners III-A, LP, Energy Capital Partners III-B (Sendero IP), LP, Energy Capital Partners III-C (Sendero IP), LP, Carlsbad Co-Invest, LP, ECP III (Sendero Co-Invest) Corp, Sendero Midstream Management, LLC, Sendero Midstream GP, LLC, Crestwood Midstream Partners LP, Crestwood Sendero GP LLC, and Crestwood Equity Partners LP (solely for the limited purposes set forth therein) (incorporated by reference to Exhibit 2.1 to Crestwood Equity Partners LP’s Current Report on Form 8-K filed on May 26, 2022).

99.1	Press Release, dated May 25, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Partnership hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

	By:	Crestwood Midstream GP LLC, its General Partner,

Date: May 26, 2022	By:	/s/ Robert T. Halpin
Robert T. Halpin
President and Chief Financial Officer

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